Pinnacle Focused Opportunities ETF
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Apparel - 3.5%
Deckers Outdoor Corp.(a)	959	$858,871

Biotechnology - 3.9%
Apellis Pharmaceuticals, Inc.(a)	15,633	968,777

Commercial Services - 3.7%
Affirm Holdings, Inc. - Class A(a)	24,616	923,592

Computers - 9.8%
Crowdstrike Holdings, Inc. - Class A(a)	3,252	1,054,136
International Business Machines Corp.	3,059	566,007
Kyndryl Holdings, Inc.(a)	35,872	788,108
		2,408,251

Electric - 6.2%
NRG Energy, Inc.	10,591	585,894
Vistra Corp.	17,260	941,361
		1,527,255

Electrical Components & Equipment - 2.4%
Acuity Brands, Inc.	2,389	600,212

Insurance - 5.8%
Assured Guaranty Ltd.	7,067	647,337
The Progressive Corp.	4,164	789,328
		1,436,665

Internet - 4.6%
GoDaddy, Inc. - Class A(a)	5,299	604,881
Palo Alto Networks, Inc.(a)	1,686	523,587
		1,128,468

Iron & Steel - 4.0%
United States Steel Corp.	20,999	994,093

Machinery - Construction & Mining - 4.5%
Vertiv Holdings Co. - Class A	16,502	1,115,865

Machinery - Diversified - 2.9%
Crane Co.	5,936	721,580

Pharmaceuticals - 3.5%
Eli Lilly & Co.	1,133	853,919

Private Equity - 3.4%
KKR & Co., Inc.	8,474	832,655

Retail - 8.7%
The Gap, Inc.	50,349	953,610
Wingstop, Inc.	3,408	1,196,378
		2,149,988

Semiconductors - 8.0%
Advanced Micro Devices, Inc.(a)	3,353	645,553
Broadcom, Inc.	475	617,733
NVIDIA Corp.	907	717,546
		1,980,832

Software - 20.6%
Elastic NV(a)	8,189	1,095,770
Fair Isaac Corp.(a)	600	761,946
Gitlab, Inc. - Class A(a)	10,264	740,240
Informatica, Inc. - Class A(a)	24,137	786,383
Nutanix, Inc. - Class A(a)	17,038	1,076,121
SentinelOne, Inc. - Class A(a)	20,901	588,781
		5,049,241

Telecommunications - 4.2%
Arista Networks, Inc.(a)	3,709	1,029,396
TOTAL COMMON STOCKS (Cost $20,974,761)		24,579,660

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 5.23%(b)	70,038	70,038
TOTAL SHORT-TERM INVESTMENTS (Cost $70,038)		70,038

TOTAL INVESTMENTS - 100.0% (Cost $21,044,799)		$24,649,698
Liabilities in Excess of Other Assets - 0.0%(c)		(4,319)
TOTAL NET ASSETS - 100.0%		$24,645,379

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

Pinnacle Focused Opportunities ETF

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$24,579,660	$—	$—	$24,579,660
Money Market Funds	70,038	—	—	70,038
Total Assets	$24,649,698	$—	$—	$24,649,698

Refer to the Schedule of Investments for industry classifications.